Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

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In connection with the Quarterly Report of The Tradeshow Marketing Company, Ltd. (the "Company") on Form 10-QSB for the period ending August 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Luniel de Beer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Luniel de Beer
Luniel de Beer
Principal Executive Officer
December 23, 2007